DIREXION SHARES ETF TRUST

Supplement dated December 1, 2017

to the Statements of Additional Information (“SAI”)

for each series of the Direxion Shares ETF Trust

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has elected Henry W. Mulholland as a Trustee of the Trust effective December 1, 2017.

Additionally, the following is added to the table in the “Board Structure and Related Matters” section titled “Independent Trustees” to each of the Trust’s SAIs:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	152	None.

The following biography is also added to each Fund’s SAI in the “Board Structure and Related Matters” section:

Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.

Additionally, Mr. Mulholland has been elected to the Audit Committee, Nominating and Governance Committee and the Qualified Legal Compliance Committee of the Trust, effective as of December 1, 2017. Therefore, the section titled “Board Committees” is revised to include Mr. Mulholland in the list of each Committee’s members.

Mr. Mulholland owns Shares of the following Funds and each table titled “Dollar Range of Equity Securities Owned” in the SAIs is updated accordingly:

Fund	Dollar Value of Shares Owned Beneficially as of September 30, 2017
Direxion Daily Small Cap Bull 3X Shares	Over $100,000
Direxion Daily Emerging Markets Bull 3X Shares	$10,001-$50,000
Direxion Daily Energy Bull 3X Shares	$50,001-$100,000
Direxion Daily Financial Bull 3X Shares	$50,001-$100,000
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000

(1)             Includes the Trust, Direxion Funds and Direxion Insurance Trust

For the fiscal year ended October 31, 2017, Mr. Mulholland did not earn any compensation from the Trust.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.